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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 22, 1999
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                Date of Report (Date of earliest event reported)



                              eVENTURES GROUP, INC.
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             (Exact name of registrant as specified in its charter)


               DELAWARE                                33-19435                              75-2233445
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)


 ONE EVERTRUST PLAZA, 8TH FLOOR, JERSEY CITY, NEW JERSEY              07302
        (Address of principal executive offices)                    (Zip Code)


                                  201-200-5515
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              (Registrant's telephone number, including area code)


         ADINA, INC., 6959 ARAPAHO ROAD, SUITE 122, DALLAS, TEXAS 75248
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         On September 22, 1999, our company, eVentures Group, Inc. (formerly known as Adina, Inc.), consummated the acquisition of all of the outstanding shares of AxisTel Communications, Inc., ("AxisTel"), approximately two-thirds of the outstanding shares of e.Volve Technology Group, Inc., ("e.Volve"), and approximately 17% of the outstanding shares of i2v2.com, Inc. ("i2v2.com") pursuant to the terms of an Agreement and Plan of Reorganization dated September 22, 1999 (the "Reorganization Agreement"). At the closing under the Reorganization Agreement, the following events occurred:

     o Mick Y. Wettreich ("Wettreich") sold 8.5 million shares of our common stock owned by him to participants in the reorganization.

     o IEO Investments Limited ("IEOIL"), Infinity Emerging Subsidiary Limited ("IESL") and Infinity Investors Limited ("IIL") purchased an aggregate of 8.225 million of the 8.5 million shares of common stock sold by Wettreich pursuant to the Reorganization Agreement.

     o IEO Holdings Limited ("IEOH") was merged into one of our subsidiaries formed to acquire IEOH. As a result of the merger, the two shareholders of IEOH (IEOIL and IESL) received an aggregate of 14,562,193 shares of our common stock. Immediately prior to the reorganization, IEOH owned a one-third equity interest plus warrants and debentures in e.Volve, a 50% equity interest in AxisTel (prior to the exercise of management options) and an approximate seventeen percent (17%) equity interest in i2v2.com.

     o The remaining shareholders of AxisTel contributed to us their stock in AxisTel in exchange for 6,381,000 shares of common stock. The principal shareholders of AxisTel (Samuel L. Litwin, Mitchell A. Arthur and Michael Fiscus) each received 2 million shares of our common stock in the reorganization in exchange for their respective approximate one-sixth ownership interests in AxisTel (prior to the exercise of management options). Immediately prior to the reorganization, some employees of AxisTel elected to exercise their options to acquire shares in AxisTel, which were exchanged for an aggregate of 381,000 shares of our common stock in the reorganization.

     o IIL contributed to us a one-third equity interest plus warrants and debentures in e.Volve in exchange for 5,682,807 shares of our common stock.

         IEOIL, IESL and IIL (collectively, the "Infinity Entities") are investment funds whose assets are managed by HW Capital, L.P. and HW Partners, L.P., affiliates of the Lamar Hunt family of Dallas, Texas. Immediately prior to the reorganization, Wettreich owned 10,145,830 shares of the 10,330,610 shares of our common stock outstanding and was our controlling shareholder. Following the reorganization and prior to the private placement of our common or preferred stock as contemplated by the Reorganization Agreement, the Infinity Entities owned 28.5 million of the approximate 37 million shares of our common stock outstanding, or approximately 77% of our outstanding shares.


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         Upon the consummation of the reorganization, Daniel Wettreich resigned as our sole director and appointed the following five (5) persons to serve on our board of directors:

         Fred A. Vierra, 67, is our Chairman of the Board. He was Chief Executive Officer of Tele-Communications International, Inc., the international arm of Tele-Communications, Inc. ("TCI"), from 1994 to 1997. He was also Vice Chairman of the Board of Directors until November 1998. Prior to joining TCI, Mr. Vierra was President and Chief Operating Officer of United Artists Entertainment Company ("UAEC"), where he was in charge of all day-to-day operations and ongoing strategies for the corporation. In this position, Mr. Vierra also directed the activities of both UAEC's cable television and theater division presidents. He also served as President of United Cable Television Corporation, which was merged into UAEC in 1989. Mr. Vierra began his career in the cable industry as Executive Vice President, Investment Banking, for Daniels & Associates, the leading financial services company for the cable industry. Mr. Vierra has served on the Boards of Turner Broadcasting, Discovery Channel, Princes Holdings Ltd., Australas Media Ltd., Torneos y Competencias S.A., Tele-Communications International, Inc., and Telewest plc. Currently, Mr. Vierra is Chairman of the Board of VeloCom Inc. and a Board member of Flextech plc, Formus Communications, Inc., and Jones International Networks, Ltd.

         Clark K. Hunt, 34, is a manager of HW Capital, L.P. and related investment advisory companies. Prior to co-founding these entities, Mr. Hunt was an analyst at Goldman, Sachs & Co. in New York and Los Angeles. At Goldman Sachs, he participated in financing transactions with an aggregate value in excess of $1 billion. These transactions included mergers, acquisitions, initial public offerings, cross-currency swaps and leveraged buy-outs. Mr. Hunt attended Southern Methodist University, where he graduated first in his class with a Bachelor of Business Administration and was a two-time recipient of the University's highest academic award, the Provost Award for Outstanding Scholar. Since returning to Dallas, Mr. Hunt has built a money-management firm that oversees and actively manages assets for a diverse clientele.

         Barrett N. Wissman, 37, is a manager of HW Partners, L.P., HW Capital, L.P. and related investment advisory companies. Prior to co-founding these entities, Mr. Wissman served as Chief Executive Officer of Athena Products Corporation, a manufacturer and marketer of chemicals, fertilizers and household consumer products and its subsidiaries and affiliates (collectively, "The Athena Group") and oversaw all aspects of Athena's operations, including administration, finance, marketing and production. Mr. Wissman ultimately orchestrated the sale of the assets of The Athena Group, including the licensing of several of Athena's manufacturing processes and trademarks. From 1985 to 1987 Mr. Wissman was an analyst at Lazard Freres & Co., L.L.C. in the areas of international mergers and acquisitions and international project finance. Mr. Wissman holds Bachelor of Arts degrees, cum laude, in economics and political science from Yale University and a Master of Arts degree in music from Southern Methodist University.

         Mark R. Graham, 41, has been a private investor based in Philadelphia, Pennsylvania since 1997. Mr. Graham co-founded Drake Goodwin & Graham, a private equity investment firm, in 1992 and served as a director until 1997. Prior to co-founding Drake Goodwin & Graham, Mr. Graham was employed with Morgan Stanley in its Mergers & Acquisitions department, serving as an associate and thereafter as a Vice President from 1987 to 1992. Mr.


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Graham served as an associate with E.F. Hutton LBO Inc., the leveraged buyout group of E.F. Hutton & Co. from 1984 to 1987. From 1983 to 1984, Mr. Graham was an associate attorney with Bracewell & Patterson, Houston, Texas. Mr. Graham received a Bachelor of Arts in History cum laude from the University of Michigan and a Juris Doctor degree from Georgetown University Law Center.

         Olaf Guerrand-Hermes, 35, has been investing privately in Europe and in the United States since the early 1990s. He is a Managing Partner at Blue Growth Capital, LLC, an investment partnership. Prior to organizing Blue Growth Capital, Mr. Guerrand-Hermes was Managing Director of International Equities at The Athena Group, a private international investment management company. At The Athena Group, Mr. Guerrand-Hermes was primarily responsible for international projects as well as raising equity capital for proposed investments. Prior to joining The Athena Group, Mr. Guerrand-Hermes was Vice President at Nomura Securities International, Inc., specializing in structured finance products such as commercial mortgage backed securities. In addition to his experience in the field of finance, Mr. Guerrand-Hermes was an associate with Sullivan & Cromwell, a New York law firm, where he was involved in a variety of international transactions, including public offerings and private placements in the United States by European and other foreign companies and governments. Mr. Guerrand-Hermes is a member of the New York bar, a graduate of New York University School of Law and holds two masters from the University of PanthTon-Assas (Paris II) in Paris, France. Mr. Guerrand-Hermes is a member of the board of directors of various companies including HermFsSelier.

         Upon the consummation of the reorganization, Daniel Wettreich also resigned as our president, and the following persons were appointed as our officers:

             Fred Vierra                   -  Chairman of the Board
             Barrett Wissman               -  President and Chief Executive Officer
             Stuart Chasanoff              -  Vice President of Business Development, General
                                               Counsel and Secretary
             John Stevens Robling, Jr.     -  Vice President and Chief Financial Officer
             Samuel Litwin                 -  Managing Director of Communications Holdings
             Mitchell Arthur               -  Managing Director of Communications Holdings

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         Pursuant to the Reorganization Agreement, we acquired all of the outstanding shares of AxisTel, approximately two-thirds of the outstanding shares of e.Volve, and approximately 17% of the outstanding shares of i2v2.com. We acquired these assets and businesses in the transactions described in Item 1. We issued an aggregate of 26,626,000 shares of our common stock to acquire these assets from the persons identified in Item 1. Prior to the reorganization, the Infinity Entities (through IEOH and IIL) collectively held approximately 67% of the shares plus warrants and debentures in e.Volve and 50% of the shares (prior to the exercise of management options) in AxisTel, and may be viewed as having controlled both e.Volve and AxisTel. However, each person's participation in the reorganization was voluntary. We determined the number of shares to be issued to each participant in the reorganization after consideration of the relative values of each of the entities involved and arm's-length negotiations with the


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shareholders of e.Volve and AxisTel (other than the Infinity Entities). We believe that we have reached an understanding with the minority shareholders of e.Volve to acquire the remaining one-third interest of e.Volve for approximately
5.9 million shares of our common stock, although this acquisition has not been consummated.

         Following the reorganization, our operating businesses will consist of AxisTel and e.Volve. Both of these businesses have built and are expanding "Next-Generation" communications networks that use ATM (Asynochronous Transfer
Mode) and IP (Internet Protocol) technology to transmit voice, data and video over the same transmission lines.

                  AxisTel. AxisTel is a leading next-generation communications company focused on the transmission of packetized voice, video and data over IP and ATM networks. AxisTel not only markets its products to international wholesale carriers, but also to retail consumers and business customers worldwide. Recently, AxisTel has focused its energies on developing IP-based networks in emerging markets such as Latin America, the Middle East and Asia.

                  e.Volve. e.Volve is an emerging facilities-based communications company building an international IP and ATM network capable of compressing voice, video and data transmissions at rates of up to 8 times greater than more conventional methods. e.Volve's technology focuses on the convergence of the transmission of voice, video and data over the public Internet and private Intranets.

         In addition to our operating businesses, we intend to make strategic, early stage investments in start-up companies that are developing Internet-based businesses that are positioned to take advantage of next-generation networks and services and the growth of the Internet as a medium for communications, commerce and the provision of information. In making these investments, we intend to provide (in addition to capital) operational assistance and strategic partnerships, primarily from our personnel and operating companies. Our first venture capital investment is in i2v2.com.

         i2v2.com (also known as PhoneFree) develops and markets an Internet telephony product and web site called "PhoneFree." The PhoneFree software, which can be downloaded from the web site, allows users to conduct "real-time" duplex voice conversations over the Internet. This software functions with normal multimedia PC (personal computer) hardware over existing Internet networks. Calls are free, regardless of their duration and destination. Additional features such as video conferencing, teleconferencing, picture and file sharing, voice mail, caller ID, call blocking, white boarding and group text chat, make this innovative technology attractive to consumers. Although as a minority shareholder of i2v2.com we will not have direct operational control over its activities, we expect to be actively involved in its strategic plans.

                             INVESTOR CONSIDERATIONS

         Investors considering acquiring shares of our common stock should consider carefully risks associated with our forward-looking statements, as well as the following investment considerations. Any of the following risks, as well as other risks and uncertainties that are not yet identified or that we currently believe are immaterial, could harm our business, financial


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condition and operating results, could cause the trading price of our common stock to decline and could result in the complete loss of any investment.

         CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         We have made forward-looking statements in this Report that are subject to risks and uncertainties. These statements generally include the words "believe," "expect," "anticipate," "intend," "estimate" or similar expressions. These statements reflect our current views with respect to future events that are subject to certain risks, uncertainties and assumptions, including without limitation any statements regarding the following: market opportunities, strategies, competition, expected activities, additional financing, strategic alliances and projected expenditures. If one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those described in this Report. We cannot assure our investors that the anticipated results will occur, that these judgments or assumptions will prove correct or that unforeseen developments will not occur.

         WE HAVE A LIMITED OPERATING HISTORY

         Although we have been in existence for a number of years, we have had no material assets or operations, except for the interests in AxisTel, e.Volve and i2v2.com obtained in the reorganization. In addition, AxisTel, e.Volve and i2v2.com were each recently formed and have limited operating histories.

         OUR ACQUIRED BUSINESSES HAVE INCURRED HISTORICAL LOSSES AND MAY NOT HAVE ANY FUTURE PROFITS

         AxisTel, e.Volve and i2v2.com have incurred and may continue to incur operating losses and negative EBITDA (earnings before interest, taxes, depreciation and amortization) while they expand and build their customer base. As start-up companies, these companies will continue to incur significant increases in expenses. These increases may adversely impact our business and their financial condition.

         OUR MARKET IS RAPIDLY EVOLVING

         The market for Internet-based products and services has only recently begun to develop. This market is rapidly evolving and is speculative in nature. Our market is typical for a new and rapidly evolving industry, and demand and market acceptance for our services are subject to a high level of uncertainty and risk. Our business prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in the new and rapidly evolving market for Internet-based products and services. Some of the risks include our ability to design, build, operate and expand our communication networks; create awareness of our brand, products and services; obtain strategic relationships and alliances; effectively compete with existing and unforeseen competitors; and develop products and services to meet the evolving needs of our customers.


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         WE HAVE AN UNPROVEN BUSINESS MODEL

         We are unable to predict the extent of demand for our services. Our ability to generate revenues also depends somewhat upon whether we can establish strategic relationships with telecommunications carriers or systems integrators to provide us with an adequate revenue stream. If we cannot achieve or sustain an adequate revenue stream or if our services do not achieve or sustain broad market acceptance, our business, operating results and financial condition will be materially adversely affected. Our ability to generate future revenues depends on a number of factors, many of which are beyond our control, including among other things, the risk factors described in this Report. Therefore, we are unable to forecast our revenues with any degree of accuracy.

         WE MAY HAVE FUTURE CAPITAL NEEDS AND MAY NOT BE ABLE TO OBTAIN SUITABLE FINANCING

         We anticipate exhausting our existing cash resources within six months for capital expenditures and working capital purposes. Due to our limited operating history and the nature of the Internet industry, our future capital needs are difficult to predict. We may require additional capital to fund any of the following:

         o    advertising, maintenance and expansion;

         o    sales, marketing, research and development;

         o    unanticipated opportunities;

         o    operating losses from changing business conditions;

         o    operating losses from unanticipated competitive pressures;

         o    new venture capital investments; and

         o    strategic alliances.

         We cannot assure our investors that adequate levels of additional financing will be available at all or on acceptable terms. Any additional financing could result in significant dilution to our existing stockholders. If we are unable to raise additional capital, our growth and development could be impeded. If we do not have sufficient capital, we may not be able to take advantage of growth opportunities, respond to competitive pressures or pursue our business plan. Our failure to have sufficient capital could have a material adverse effect on our business, operating results and financial condition.

         OUR SUBSIDIARIES ARE NOT WHOLLY-OWNED

         We hold approximately 17% of the outstanding stock of i2v2.com. We may not be able to direct its management and policies of i2v2.com. Although we have representation on the board of i2v2.com, no assurance can be given that our representatives will be able to influence its future direction in a manner which results in increased value to us through our minority ownership interest.


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         We hold two-thirds of the outstanding stock of e.Volve and have the ability to elect three of the five directors of e.Volve. Although we have the ability to control the management and policies of e.Volve, we will be required to separately account for e.Volve as a non-wholly owned subsidiary. While certain efficiencies can be obtained through combining e.Volve's operations and infrastructure with that of AxisTel, unless we are successful in acquiring the minority interests in e.Volve, we will not have the ability to completely merge the operations of e.Volve with AxisTel.

         WE EXPECT TO FACE STRONG COMPETITION FROM ANTICIPATED AND UNFORESEEN COMPETITORS

         We believe that the primary competitive factors in providing communication products and services via the Internet include name recognition, variety of value-added products and services, ease of use, pricing, quality of service, availability of customer support, reliability, technical expertise and experience. Our success will depend upon our ability to provide quality, reliable communications services to our customers, along with cutting-edge technology and value-added Internet products and services. Our failure to compete successfully would have a material adverse effect on our business, results of operations and financial condition. Many of our potential competitors in the Internet and communication businesses have longer operating histories, significantly greater financial, technical and marketing resources, greater name recognition and larger existing customer bases than we do. These competitors may be able to respond more quickly to new or emerging technologies and changes in customer requirements and devote greater resources to the development, promotion and sale of their products or services. We cannot assure our investors that we will be able to successfully compete.

         IF WE FAIL TO MANAGE OUR GROWTH AND INTEGRATE OUR ACQUIRED BUSINESSES, OUR BUSINESS WILL BE ADVERSELY AFFECTED

         We are in essence a new company formed by the combination of three separate and distinct businesses with separate and distinct management teams:
AxisTel, e.Volve and, to a lesser extent, i2v2.com. We are faced with significant integration issues with respect to these businesses and their management teams. We may not be successful in integrating these management teams, and we may not be able to hire and retain the quality of personnel we need to sustain our business. To the extent that we continue to grow internally or through strategic alliances, we will be faced with many risks, including risks associated with the establishment of new operations, web sites and personnel; the diversion of resources from our existing businesses; and our management's ability to manage increased traffic. The reorganization has resulted in significant growth of our operations. To manage this growth, we will be required to implement and improve our operating and financial systems and controls, and to expand, train and manage our employee base. We will be dependent upon our management to assume and perform the management functions formerly performed by management of each of the parties to the reorganization. To the extent that our management is unable to assume or perform these combined duties, our business, results of operations and financial condition could be adversely affected. There can be no assurance that the management, systems and controls currently in place or any steps taken to improve such management, systems and controls will be adequate in the future. In addition, the integration of the acquired entities and their operations will require our management to make and implement a number of strategic operational decisions. The timing


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and manner of the implementation of these decisions will materially impact our business operations.

         WE MUST RECRUIT AND RETAIN KEY MANAGEMENT AND TECHNICAL PERSONNEL TO BE COMPETITIVE

         Our success depends to a significant extent on the continued contributions, experience and knowledge of our senior management team and key technical and marketing personnel. Our success also depends upon our ability to identify, attract, hire, train, retain and motivate highly skilled technical, managerial, sales and marketing personnel. No assurance can be given that we will be able to successfully attract, assimilate or retain a sufficient number of qualified personnel. The failure to do so could have a material adverse effect on our business.

         WE OPERATE IN AN INDUSTRY WITH EVOLVING TECHNOLOGY TRENDS AND INDUSTRY STANDARDS

         Our success, in part, depends upon our ability to develop and provide new services that meet customers' changing requirements. The Internet service industry has been characterized by significant technological changes, frequent new system and product enhancements, evolving industry standards and changes in customer needs that have had and will continue to have a significant impact on the industry and industry participants. While the communications industry has moved at a relatively moderate pace, we believe that most carriers are adopting new technologies and that the communications industry will take on characteristics similar to the Internet service industry in the near future. New technologies and standards could render existing systems obsolete and ultimately result in lost revenues. Our future success will depend, in part, on our ability to effectively use leading technologies, continue to develop our technological expertise, enhance our currently planned services, develop and implement new services that meet changing customer needs, anticipate changes and influence and respond to emerging industry standards and other technological changes on a timely and cost effective basis. No assurance can be made that we will keep pace with ever changing technological trends and evolving industry standards.

         THE INFINITY ENTITIES OWN A MAJORITY OF OUR COMMON STOCK AND MAY HAVE CONFLICTS OF INTEREST

         The Infinity Entities own a majority of our shares of capital stock. The Infinity Entities, therefore, may exercise significant control over our business, policies and affairs and, in general, determine the outcome of any corporate transaction or other matters submitted to the stockholders for approval, all in a manner that could conflict with the interests of other shareholders.

         SYSTEMS ON WHICH WE RELY MAY NOT PROPERLY FUNCTION IN THE YEAR 2000

         Like many businesses, we rely upon computers for the daily conduct of our business. Many software applications and operational programs are not designed to recognize calendar dates beginning in the year 2000. The failure of such applications or systems to properly recognize the dates beginning in the year 2000 could result in miscalculations or system failures. We have not tested all of our systems. In addition, there can be no assurance that the systems of


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other companies and vendors on which we rely or other companies on the Internet will not have an adverse affect on our systems. Any failures or delays by our own systems, systems of other companies on which we rely, or other third-parties in recognizing or processing dates beginning in the year 2000 could have a material adverse effect on our business, financial condition or results of operation.

         WE MAY BE SUBJECT TO INCREASED GOVERNMENTAL OVERSIGHT

         Traditional offerings of telecommunications services are regulated by the Federal Communications Commission ("FCC") and various state agencies charged with regulating telecommunications carriers. Therefore, to the extent that we continue to offer these services, we will be subject by regulations of the FCC. As the telecommunications industry continues to change, the regulations of the FCC and various state agencies continue to change. Future changes in state and federal telecommunications laws may result in changes to the competitive landscape within the industry, result in increased regulatory burdens or otherwise have a material adverse effect on our business.

         We believe that Internet-related services constitute information services (as opposed to telecommunications services) and therefore are not currently actively regulated by the FCC or state agencies regulating telecommunications carriers. However, there can be no assurance that Internet-related services will not be actively regulated in the future. Increased regulation of the Internet may slow its growth, particularly if other countries also impose similar regulations. Any regulation may negatively impact our cost of doing business over the Internet and may materially adversely affect our business, financial condition, operating results and future prospects. In addition, the FCC is currently considering whether to impose surcharges or other regulations upon certain providers of Internet telephony which, if implemented, could materially adversely affect our business, financial condition, operating results and future prospects. The regulatory treatment of Internet telephony outside the United States varies from country to country. Increased regulation of the Internet and/or Internet telephony providers or the prohibition of Internet telephony in one or more countries could materially adversely affect our business, financial condition, operating results and prospects.

         WE DO NOT PLAN TO PAY DIVIDENDS IN OUR CAPITAL STOCK

         We have never paid a dividend on our capital stock and do not expect to pay dividends in the future. We anticipate that we will retain any earnings used in the development of new services or the expansion of business operations. There can be no assurance that we will ever recognize a gain from our business operations or pay a dividend on our capital stock.

         THE SHARES ELIGIBLE FOR FUTURE SALE MAY DECREASE THE PRICE OF OUR COMMON STOCK

         If our shareholders sell substantial amounts of their common stock in the public market, including shares issued upon the exercise of outstanding options, then the market price of our common stock could fall. Restrictions under the securities laws and certain lock-up agreements currently in effect limit the number of shares of common stock available for sale in the public market. The holders of shares received in the reorganization and private placement of our common and preferred stock have agreed not to sell in the public market any of our shares for


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two years after the reorganization without the prior written consent of our principal stockholders. These principal stockholders may, in their discretion, release all or any portion of the securities subject to the lock-up agreements. However, these holders have demand or piggy-back registration rights. We also may shortly file a registration statement to register all shares of common stock under our stock option plans which, if declared effective, would permit the shares of common stock issued upon exercise of stock options under our option plan to be resold in the public market without restriction.

         OUR RIGHT TO ISSUE PREFERRED STOCK AND ANTI-TAKEOVER PROVISIONS UNDER DELAWARE LAW COULD MAKE A THIRD PARTY ACQUISITION OF US DIFFICULT

         Our certificate of incorporation provides that our board of directors may issue preferred stock without shareholder approval. The issuance of preferred stock could make it more difficult for a third-party to acquire us without the approval of its board. Additionally, Delaware corporate law imposes certain restrictions on corporate control transactions that could make it more difficult for a third-party to acquire us without the approval of our board.

         OUR COMMON STOCK HAS A LIMITED TRADING HISTORY AND AN ILLIQUID MARKET

         There has only been a limited public market for our common stock. We cannot predict the extent to which an active trading market will develop or how liquid that market might become. The price of our common stock issued in the reorganization may not be indicative of prices that will prevail in the trading market.

ITEM 5.  OTHER EVENTS

         ADOPTION OF NEW BYLAWS, AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND SECURITIES PLAN

         On September 22, 1999, our board of directors adopted amended and restated bylaws, a copy of which is attached as an exhibit to this Report. On August 25, 1999, we amended our certificate of incorporation to change our name from Adina, Inc. to eVentures Group, Inc. and changed our trading symbol to "EVNT." In September, a majority of our stockholders approved an amendment to our certificate of incorporation to authorize the issuance of up to 5 million shares of preferred stock, with rights, preferences and privileges to be designated by our board of directors in one or more series from time to time. This amendment was effective upon our filing an amendment to our certificate of incorporation with the Secretary of State of Delaware on September 20, 1999. On September 22, 1999, our board and a majority of our stockholders adopted and approved our 1999 Omnibus Securities Plan. On September 28, 1999, we again amended our certificate of incorporation by filing the certificate of designation of rights, preferences and privileges for our Series A Convertible Preferred Stock. The amendments to our certificate of incorporation are attached as an exhibit to this Report. The stockholder approvals of our Omnibus Securities Plan and the amendments to our certificate of incorporation were adopted by written consent of the majority of our stockholders in lieu of special meeting pursuant to Section 228 of the Delaware General Corporation Law ("DGCL"). A copy of this Form 8-K is being delivered to each stockholder to inform them of the action taken at each meeting, as


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required by Section 228 of the DGCL. The September 28, 1999 amendment and filing of the certificate of designation was adopted by our board of directors.

         PRIVATE PLACEMENTS

         On September 28, 1999, we completed an approximate $6 million private placement of our common and preferred stock, as contemplated in the Reorganization Agreement. Proceeds from these payments will be used for general corporate purposes and as capital for new investments and projects. A copy of the press release announcing the private placement is attached to this Report.

         APPOINTMENT OF NEW DIRECTOR

         On October 5, 1999, we announced that Stuart Subotnick has been appointed to our Board of Directors effective January, 2000. Mr. Subotnick is a general partner of Metromedia Company, one of the largest privately held companies in the United States. Mr. Subotnick is a co-owner of Metromedia Company with John Klug. Mr. Subotnick is also Chief Executive Officer of Metromedia International Group, Inc., a publicly held communications company. Mr. Subotnick serves as chairman of Big City Radio, Inc., a publicly held radio broadcast company. Mr. Subotnick is also director of Metromedia Fiber Network, Inc., a publicly held company that provides fiber optic communication networks. Mr. Subotnick will act as a consultant to us until January, 2000, at which time we expect him to formally join our Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

         As permitted by Form 8-K, the required historical financial information statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than December 6, 1999.

         (b)      Pro forma Financial Information

         As permitted by Form 8-K, the required pro forma financial information statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than December 6, 1999.

          (c)     Exhibits.

                  2.1 Agreement and Plan of Reorganization among eVentures Group, Inc., eVentures Holdings, LLC, IEO Holdings Limited, Infinity Investors Limited and certain other persons dated September 22, 1999

                  3.1    Amended and Restated Bylaws

                  3.2 Amendment to Certificate of Incorporation dated September 17, 1999

                  3.3 Certificate of Designation of Rights, Preferences and Privileges of Series A Convertible Preferred Stock dated September 24, 1999

                  4.1 Registration Rights Agreement dated September 22, 1999 between eVentures Group, Inc. and certain of its shareholders

                  99.1   Press Release dated September 23, 1999

                  99.2   Press Release dated October 1, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 7, 1999


                                         eVENTURES GROUP, INC.



                                         By:   /s/ John Stevens Robling, Jr.
                                               --------------------------------
                                         Name: John Stevens Robling, Jr.
                                         Its:  Vice-President

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

  2.1 Agreement and Plan of Reorganization among eVentures Group, Inc., eVentures Holdings, LLC, IEO Holdings Limited, Infinity Investors
          Limited and certain other persons dated September 22, 1999

  3.1     Amended and Restated Bylaws

  3.2     Amendment to Certificate of Incorporation dated September 17, 1999

  3.3     Certificate of Designation of Rights, Preferences and Privileges of
          Series A Convertible Preferred Stock dated September 24, 1999

  4.1 Registration Rights Agreement dated September 22, 1999 between eVentures Group, Inc. and certain of its shareholders of the Company

  99.1    Press Release dated September 23, 1999

  99.2    Press Release dated October 1, 1999